UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-8738
                                                    ----------------------------

                         ATLANTIC WHITEHALL FUNDS TRUST
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                        50 Rockefeller Plaza, 15th Floor
                            NEW YORK, NEW YORK 10020
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                    PFPC Inc.
                               4400 Computer Drive
                              WESTBOROUGH, MA 01581
        ----------------------------------------------------------------
                     (Name and address of agent for service)

      registrant's telephone number, including area code: (212) 655-7022
                                                         ----------------

                   Date of fiscal year end: NOVEMBER 30, 2003
                                           -----------------------------

                  Date of reporting period: NOVEMBER 30, 2003
                                           -----------------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

[LOGO OMITTED - ATLANTIC WHITEHALL FUNDS]

Atlantic Whitehall Growth Fund
Atlantic Whitehall Balanced Fund
Atlantic Whitehall International Fund
Atlantic Whitehall Income Fund


ATLANTIC WHITEHALL FUNDS TRUST
Annual Report
NOVEMBER 30, 2003

Atlantic Trust Advisors, Inc.

This report is for the information of the shareholders of Atlantic Whitehall Funds Trust. Its use in connection with any offering of the Trust's shares is authorized only in case of a concurrent or prior delivery of the Trust's current prospectus.

                         ATLANTIC WHITEHALL FUNDS TRUST
--------------------------------------------------------------------------------

Dear Shareholder:

I am pleased to submit this Annual Report of the Atlantic Whitehall Funds Trust for the period ended November 30, 2003.

The economy has shown signs of improvement in recent months. Spending by consumers and businesses has accelerated, and there are early signs that the job market is finally turning more positive. Releases on corporate earnings have provided some pleasant surprises, and an increasing number of companies are adopting more optimistic outlooks for the future. However, persistent concerns over the budget deficit, the weakening value of the U.S. dollar, and security issues abroad may dampen the economic outlook. Further, equities have seen strong gains this year, appreciating more than 30% from the pre-Iraq war lows. As a result, much of the under-valuation in prices perceived earlier in the year has vanished.

Accordingly, companies will have to distinguish themselves in order to earn higher valuations going forward, and investing in quality companies will be critically important. In 2003, quality did not seem to be an important factor in the rising market, with more speculative issues leading the market higher. In the first eleven months of 2003, stocks of companies that lost money outperformed those that made money. We believe that this trend is unlikely to continue and that investors will seek companies with consistent earnings gains. We also do not believe it is prudent to chase performance by sacrificing quality. Instead, the investment team at Atlantic Whitehall Funds will remain focused on strong companies with superior growth prospects in the coming year.

In the following pages, the investment team at Atlantic Whitehall Funds discusses performance for the fiscal year as well as their outlook on the economy. I hope you will find this discussion insightful and informative.

From an organizational standpoint, we at Atlantic Whitehall Funds are pleased with the integration of the former Whitehall Asset Management into Atlantic Trust Private Wealth Management in February 2003. The strength of our investment team has lead the way to new investment products, beginning with the launch of the Atlantic Whitehall International Fund in September 2003, which is part of our newly created Institutional Class Series. Our Growth Fund and Income Fund are now part of our Institutional Class Series as well.

If you have any questions, please contact the Atlantic Whitehall Funds Information Line at 800-994-2533. Also, be sure to take advantage of additional Fund Information available on our website at www.atlanticwhitehallfunds.com.

Thank you for investing in Atlantic Whitehall Funds. We look forward to serving you in 2004.

Sincerely,


/S/ MARK D. SANTERO


Mark D. Santero
President
Atlantic Whitehall Funds Trust

MANAGEMENT'S DISCUSSION ANDANALYSIS
ATLANTIC WHITEHALL FUNDS TRUST
--------------------------------------------------------------------------------


ATLANTIC WHITEHALL GROWTH FUND

The Atlantic Whitehall Growth Fund had a strong year in 2003. For the Calendar Year-to-Date and trailing 12-months ended November 30, 2003, the Fund's Distributor Class posted a 28.64% and 15.35% return, respectively. In comparison, the Standard & Poor's 500 Stock Index (the "S&P 500 Index") was up 22.26% and 15.08%, respectively, for the Year-to-Date and trailing 12-months ending November 30, 2003. On August 20, 2003, we launched an Institutional Share Class for the Fund. From August 20, 2003 through November 30, 2003 and for the 3-month period ended November 30, 2003, the Institutional Class returned 6.18% and 4.20%, respectively. In comparison, the S&P 500 Index was up 5.45% for the 3-month period ending November 30, 2003.

Driving this good performance was a portfolio positioned to take advantage of an improving economy and sharp increase in corporate profits. As is normally the case, the improvement in stock prices lead evidence of the economic recovery by a number of months.

Interestingly, the more marginal companies (lower quality, higher financial leverage, more cyclical, smaller capitalization) turned in the best price performance. The Fund, which invests in larger, higher quality companies, did well to match the market given this environment. We believe higher quality stocks are relatively undervalued.

Accordingly, the Fund's management team is committed to continuing to run the Fund with the same investment philosophy; namely, we will remain focused on quality growth companies with dominant positions in their respective markets.

Our outlook for the stock market is constructive. The economic recovery looks to have enough momentum to continue, leading to higher corporate profits. With continued low interest rates and the favorable tax treatment on long-term capital gains and dividends, this should be favorable to stocks. Valuations have increased, but only moderately when one considers the corresponding growth in profits and cash flow.

Lastly, we continue to find attractive new investment opportunities in the stock market. Over the last year, we added Novartis (2.93%), Affiliated Computer Services (1.60%), SLM Corp. (2.07%), Medtronic (2.27%), Schlumberger (1.31%), Zimmer Holdings (1.40%), First Data (1.39%), Forest Labs (1.43%), Microchip Technology (1.34%) and Analog Devices (1.87%). The percentages represent the percentage of net assets for each holding as of November 30, 2003, and are subject to change. Each of these companies is a leader in their field, with strong revenue growth, strong earnings, strong balance sheets and cash flow.

[BEGIN SIDEBAR]
                                DISTRIBUTOR CLASS
                                GROWTH OF $10,000

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        Atlantic Whitehall
           Growth Fund
        Distributor Class       S&P 500 Index
2/1/95        10000                 10000
11/96         16162                 16816
11/97         20151                 21608
11/98         23751                 26725
11/99         34317                 32308
11/00         34991                 30942
11/01         31966                 27164
11/02         25375                 22679
11/03         29270                 26099

This chart compares a $10,000 investment made in Distributor Class Shares on its inception date to a hypothetical $10,000 investment made in the index for that fund (S&P 500 Index) on that date. All dividends and capital gains are reinvested. Indices are unmanaged and investors cannot invest in them. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report.

-------------------------------------------------
        ATLANTIC WHITEHALL GROWTH FUND
               DISTRIBUTOR CLASS
          AVERAGE ANNUAL TOTAL RETURN
           AS OF NOVEMBER 30, 2003*
-------------------------------------------------
                             SINCE INCEPTION
    1 YEAR        5 YEAR         (2/1/95)
-------------------------------------------------
    15.35%         4.27%          12.94%
-------------------------------------------------


-------------------------------------------------
        ATLANTIC WHITEHALL GROWTH FUND
              INSTITUTIONAL CLASS
          AVERAGE ANNUAL TOTAL RETURN
           AS OF NOVEMBER 30, 2003*
-------------------------------------------------
                               SINCE INCEPTION
     1 YEAR        5 YEAR         (8/20/03)
-------------------------------------------------
       N/A           N/A           6.18%**
-------------------------------------------------

*  Without certain fee waivers, returns would have been lower.
** Not Annualized.

Past performance is not predictive of future results. At any time, the investment return and net asset value will fluctuate, so that an investor's shares may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.
[END SIDEBAR]

MANAGEMENT'S DISCUSSION ANDANALYSIS
ATLANTIC WHITEHALL FUNDS TRUST
--------------------------------------------------------------------------------


ATLANTIC WHITEHALL BALANCED FUND

For the 12 months that ended November 30, 2003, the Atlantic Whitehall Balanced Fund's Distributor Class returned 13.96%. In comparison, the S&P 500 Index returned 15.08%, the Lehman Brothers Government/ Credit Intermediate Bond Index returned 5.66% and the Lehman Brothers Aggregate Bond Index returned 5.18%. The Fund's benchmark, the Blended Index comprised of 60% S&P 500 Index and 40% Lehman Brothers Government/Credit Intermediate Bond Index, returned 11.31%. The Fund's previous benchmark, a Blended Index consisting of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index, returned 11.12% for the same period. The Fund's benchmark for the fixed-income portion of the Blended Index was changed from the Lehman Brothers Aggregate Bond Index to the Lehman Brothers Government/Credit Intermediate Bond Index as this is more representative of the management style of the Fund.

The past 12 months  was an  interesting  period  for  investors.  The  financial markets focused upon the prospects for economic recovery and continued disinflation during the first half of the Fund's fiscal year. However, there are indications that the economic recovery is underway and may have enough momentum to continue, leading to higher corporate profits. We believe that moderate economic growth may continue into 2004, with improved corporate profitability and low inflation.

Continued low interest rates and the favorable tax treatment on long-term capital gains and dividends should be favorable to stocks. Valuations have increased, but only moderately when one considers the corresponding growth in profits and cash flow. What could potentially be a threat to our constructive outlook is the weakness of the $US vs. the Yen and Euro. The financial markets rely heavily upon foreign investors to finance our government's deficit spending and further significant deterioration in dollar strength may pressure interest rates higher to attract foreign capital. Interest rates have been incredibly resilient to the 17% depreciation of the $US vs. the Euro and the 12% depreciation vs. the Yen experienced over our fiscal period. The weaker dollar helps US corporations by making their goods more affordable on the world market; this has been beneficial to this country's economy to date.

We continue to find attractive new investment opportunities in the stock market. Over the last year purchases include Novartis (1.23%), Viacom (0.92%), SLM Corp. (0.92%), Zimmer Holdings (0.98%), First Data (0.94%), Forest Labs (1.08%) and Analog Devices (0.98%). The percentages represent the percentage of net assets for each holding as of November 30, 2003, and are subject to change. Each of these companies is a leader in their field, with strong revenue growth, strong earnings, strong balance sheets and cash flow.

Our equity focus continues to be on quality growth stocks that can produce superior performance in an expanding economy. On the fixed income side we have increased diversification with asset-backed securities, upgraded the average quality of our corporate bonds and reduced the interest rate sensitivity of our holdings. The asset allocation of the Fund, as of November 30, 2003, is 67.3% equities, 29.8% fixed income securities, and 2.9% cash equivalents.

[BEGIN SIDEBAR]
                                DISTRIBUTOR CLASS
                                GROWTH OF $10,000

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                         60% S&P 500/40%
                                       60% S&P 500/40%   Lehman Brohers                      Lehman Brohers
        Atlantic Whitehall             Lehman Brohers   Government/Credit  Lehman Brohers   Government/Credit
          Balanced Fund      S&P 500     Aggregate        Intermediate       Aggregate        Intermediate
        Distributor Class     Index      Bond Index        Bond Index        Bond Index        Bond Index
2/1/95        10000           10000        10000             10000             10000             10000
11/95         12082           13153        12475             12382             11457             11225
11/96         13783           16816        14863             14738             12152             11877
11/97         15808           21609        17853             17631             13070             12629
11/98         18335           26726        21065             20763             14305             13749
11/99         21127           32309        23702             23458             14299             13903
11/00         22591           30942        23961             23593             15595             14983
11/01         22751           27164        23275             22958             17335             16720
11/02         20006           22679        21653             21317             18608             17872
11/03         22799           26099        24061             23728             19572             18884

This chart compares a $10,000 investment made in Distributor Class Shares on its inception date to a hypothetical $10,000 investment made in the indices for that fund (Lehman Brothers Aggregate Bond Index, Lehman Brothers Government/Credit Intermediate Bond Index, 60% S&P 500/40% Lehman Brothers Government/Credit
Intermediate Bond Index, 60% S&P 500/40% Lehman Brothers Aggregate Bond Index and S&P 500 Index) on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them.

-------------------------------------------------
        ATLANTIC WHITEHALL BALANCED FUND
               DISTRIBUTOR CLASS
          AVERAGE ANNUAL TOTAL RETURN
           AS OF NOVEMBER 30, 2003*
-------------------------------------------------
                               SINCE INCEPTION
     1 YEAR        5 YEAR         (2/1/95)
-------------------------------------------------
     13.96%         4.46%           9.79%
-------------------------------------------------

* Without certain fee waivers, returns would have been lower.

Past performance is not predictive of future results. At any time, the investment return and net asset value will fluctuate, so that an investor's shares may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.
[END SIDEBAR]

MANAGEMENT'S DISCUSSION AND ANALYSIS
ATLANTIC WHITEHALL FUNDS TRUST
--------------------------------------------------------------------------------


ATLANTIC WHITEHALL INTERNATIONAL FUND

The commencement date of the Atlantic Whitehall International Fund, Institutional Class, was September 5, 2003. For the period from inception to November 30, 2003, the Fund returned 5.50%. Because the Fund has been in operation for a short time period, we have not included benchmark and peer group comparisons.

Global equities continued to rebound strongly during the three months ended November 30, 2003, on signs of an improving global economy. European stocks continued to lead the rebound, outpacing both Asia and the US. Further signs of economic improvement across Europe, combined with the region's still-modest valuations, drove performance within the MSCI Europe, Australia, and Far East
(EAFE) Index up. The MSCI EAFE Index gained 11.94% from August 31, 2003 through November 30, 2003. Lower quality companies with below-average profitability and smaller capitalization stocks have outperformed during this period. However, following a number of months of outperformance by these smaller-capitalization and lower-quality issues, the stocks of well-established companies with demonstrated financial strength outperformed during November. This transition in market performance is consistent with prior periods, typically occurring well into an economic and financial market recovery.

The Fund currently has an overweight exposure to Continental European stocks, which contributed positively to performance during the quarter. Asia trailed other regions of the world during the period, as growth in Japan slowed to 0.6% during the third quarter from second quarter's 1.0% pace. However, the rest of Asia continues to reflect improvement in the underlying growth environment. The portfolio is modestly underweighted to Japanese stocks, where we continue to emphasize a balance of globally focused firms along with select financially strong companies with more of a domestic orientation.

Looking to 2004, we remain reasonably optimistic about the prospects for equities, given the healthy economic backdrop and more stable financial market climate. However, equity valuations have risen meaningfully during 2003 as a result of the market rebound, and could be tested by rising interest rates in the face of a stronger global economy. We continue to believe that non-US equities look attractively valued relative to the domestic market, and that US-based investors may also benefit from additional gains in foreign currencies versus the US dollar. The Fund will remain appropriately diversified, attractively valued versus the market, and positioned to seek added value primarily through our disciplined stock selection approach.

[BEGIN SIDEBAR]
-------------------------------------------------
      ATLANTIC WHITEHALL INTERNATIONAL FUND
               INSTITUTIONAL CLASS
                  TOTAL RETURN
             AS OF NOVEMBER 30, 2003
-------------------------------------------------
                               SINCE INCEPTION
     1 YEAR        5 YEAR         (9/5/03)
-------------------------------------------------
       N/A           N/A           5.50%*
-------------------------------------------------

* Cummulative return, therefore not annualized.

Past performance is not predictive of future results. At any time, the investment return and net asset value will fluctuate, so that an investor's shares may be worth more or less than the original cost. The fund is subject to risks of international investing. The risks of international investing include but are not limited to currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices. The Fund invests in emerging market securities that present even greater exposure to these same risks. Stock markets in emerging market countries also tend to be much more volatile due to their relative immaturity and periods of instability.
[END SIDEBAR]

MANAGEMENT'S DISCUSSION AND ANALYSIS
ATLANTIC WHITEHALL FUNDS TRUST
--------------------------------------------------------------------------------


ATLANTIC WHITEHALL INCOME FUND

The fiscal year ended November 30, 2003 was an interesting period for fixed income investors. Although treasury market interest rates ended the fiscal year roughly at the same level as the beginning of the fiscal year, interest rates fluctuated over 200 basis points during the period. This was the result of two alternating themes prevalent in the capital markets--economic recovery and disinflation. Economic growth as measured by GDP improved from a rate of 1.4% per quarter at the beginning of the year to 8.2% per quarter by the end. Conversely, core consumer inflation cut almost in half from a 2% annual pace to 1.1% over the same period. Productivity gains and significant slack in productive capacity have allowed the Federal Reserve to keep monetary policy stable despite the economic pick-up.

The Fund's performance improved during the second-half of the fiscal year as we increased diversification, improved overall credit quality, and emphasized yield over interest rate sensitivity. For the period from December 1, 2002 through November 30, 2003, the Income Fund returned 3.38%*. In comparison, the Lehman Brothers Aggregate Bond Index returned 5.18% and the Lehman Brothers Government/Credit Intermediate Bond Index returned 5.66% over the same period. On August 21, 2003, we launched an Institutional Share Class for the Fund. The Institutional Share Class returned 1.36% for the period from August 21, 2003 through November 30, 2003 and 1.47% for the 3-month period ended November 30, 2003. In comparison, the Lehman Brothers Aggregate Bond Index returned 1.93%, and the Lehman Brothers Government/Credit Intermediate Bond Index returned 1.70% for the 3-month period ended November 30, 2003. We will use the Lehman Brothers Government/Credit Intermediate Bond Index as our benchmark going forward as this is more representative of the management style of the Fund. The Distributor Share Class was closed on November 13, 2003 and existing shareholders were transferred to the Institutional Share Class.

Our outlook is constructive. We believe moderate economic growth may continue into 2004, with improved corporate profitability and low inflation. We also expect the Federal Reserve to keep monetary policy stable until job creation and capacity utilization significantly improve. This may not be evident until the second-half of 2004 or 2005. The primary threat to our constructive outlook is the weakness of the $US vs. the Yen and Euro. The financial markets rely heavily upon foreign investors to finance our government's deficit spending and further significant deterioration in dollar strength may pressure interest rates higher to attract foreign capital. Interest rates have been incredibly resilient to the 17% depreciation of the $US vs. the Euro and the 12% depreciation vs. the Yen experienced over our fiscal period. The weaker dollar helps US corporations by making their goods more affordable on the world market; this has been beneficial to this country's economy to date.

[BEGIN SIDEBAR]
                               INSTITUTIONAL CLASS
                               GROWTH OF $10,000*

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                Lehman Brohers
        Atlantic Whitehall    Lehman Brohers   Government/Credit
           Income Fund          Aggregate        Intermediate
        Institutional Class     Bond Index        Bond Index
2/1/95        10000               10000             10000
12/95         11359               11457             11225
12/96         11612               12152             11877
12/99         12646               13070             12629
12/98         13752               14305             13749
12/99         13381               14299             13903
12/00         14071               15595             14983
12/01         15209               17335             16720
11/02         16140               18608             17872
11/03*        16685               19572             18884

This chart compares a $10,000 investment made in the Fund on the inception date of the Fund to a hypothetical $10,000 investment made in the indices for that Fund (Lehman Brothers Aggregate Bond Index and Lehman Brothers Government/Credit Intermediate Bond Index) on that date. All dividends and capital gains are reinvested. Indices are unmanaged and investors cannot invest in them. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report.

-------------------------------------------------
        ATLANTIC WHITEHALL INCOME FUND
              INSTITUTIONAL CLASS
          AVERAGE ANNUAL TOTAL RETURN
           AS OF NOVEMBER 30, 2003*
-------------------------------------------------
                               SINCE INCEPTION
     1 YEAR        5 YEAR         (2/1/95)
-------------------------------------------------
      3.38%         4.00%           5.97%
-------------------------------------------------

Past performance is not predictive of future results. At any time, the investment return and net asset value will fluctuate, so that an investor's shares may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

* Performance shown for periods prior to August 21, 2003 reflects performance of the Distributor Class shares of the Fund. Distributor Class shares were fully redeemed as of November 13, 2003. Without certain fee waivers, returns would have been lower.

ATLANTIC WHITEHALL FUNDS TRUST
GROWTH FUND
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2003
--------------------------------------------------------------------------------

  SHARES                                               VALUE
  ------                                               -----

COMMON STOCKS - 90.46%
              BANKING - 2.94%
    91,898    Wells Fargo & Co.................     $  5,268,512
                                                    ------------
              COMPUTERS - 2.01%
   262,607    EMC Corp./Mass.*.................        3,608,220
                                                    ------------
              DIVERSIFIED MANUFACTURING - 1.54%
    96,274    General Electric Co..............        2,760,176
                                                    ------------
              ENTERTAINMENT - 8.86%
   192,548    Fox Entertainment Group, Inc.,
              Class A* ........................        5,497,245
   140,505    Viacom, Inc., Class A............        5,531,682
   210,052    Walt Disney Co. (The)............        4,850,101
                                                    ------------
                                                      15,879,028
                                                    ------------
              FINANCIAL SERVICES - 4.76%
    66,000    First Data Corp..................        2,498,100
    95,000    MBNA Corp........................        2,329,400
   100,000    SLM Corp.........................        3,713,000
                                                    ------------
                                                       8,540,500
                                                    ------------
              HEALTH CARE - 7.72%
   122,531    Baxter International, Inc........        3,408,812
    63,126    Cardinal Health, Inc.............        3,859,524
    90,000    Medtronic, Inc...................        4,068,000
    38,000    Zimmer Holdings, Inc.*...........        2,504,960
                                                    ------------
                                                      13,841,296
                                                    ------------
              HOUSEHOLD PRODUCTS - 1.54%
    52,514    Colgate-Palmolive Co.............        2,756,985
                                                    ------------
              INSURANCE - 2.87%
    88,907    American International Group, Inc.       5,152,161
                                                    ------------
              MULTIMEDIA - 5.34%
   218,548    Comcast Corp., Class A*..........        6,589,222
   270,498    Liberty Media Corp.*.............        2,989,003
                                                    ------------
                                                       9,578,225
                                                    ------------
              OIL AND GAS - 2.70%
    68,798    Exxon Mobil Corp.................        2,488,424
    50,000    Schlumberger, Ltd................        2,346,000
                                                    ------------
                                                       4,834,424
                                                    ------------
              PHARMACEUTICALS - 9.47%
    82,533    Amgen, Inc.*.....................        4,746,473
    47,000    Forest Laboratories, Inc.*.......        2,568,080
   124,645    Novartis AG, ADR.................        5,260,019
   131,283    Pfizer, Inc......................        4,404,544
                                                    ------------
                                                      16,979,116
                                                    ------------
              RESTAURANTS - 1.70%
   118,768    McDonald's Corp..................        3,044,024
                                                    ------------
              RETAIL - 4.19%
   114,580    Costco Wholesale Corp.*..........        4,104,256
    61,266    Wal-Mart Stores, Inc.............        3,408,840
                                                    ------------
                                                       7,513,096
                                                    ------------

  SHARES                                                VALUE
  ------                                                -----

              SEMICONDUCTORS - 17.70%
   280,068    Altera Corp.*....................     $  7,094,122
    67,500    Analog Devices, Inc..............        3,358,125
   105,027    Intel Corp.......................        3,511,053
   118,606    Maxim Integrated Products, Inc...        6,177,000
    70,000    Microchip Technology, Inc........        2,408,000
   126,539    Texas Instruments, Inc...........        3,765,801
   143,900    Xilinx, Inc.*....................        5,409,201
                                                    ------------
                                                      31,723,302
                                                    ------------
              TECHNOLOGY - 17.12%
    57,323    Affiliated Computer Services,
              Inc., Class A* ..................        2,874,175
   195,029    Applied Materials, Inc.*.........        4,739,205
   332,647    ASML Holding N.V.-NY Registered
              Shares* .........................        6,260,416
   280,068    Cisco Systems, Inc.*.............        6,346,341
   191,010    Microsoft Corp...................        4,908,957
   127,308    Novellus Systems, Inc.*..........        5,570,998
                                                    ------------
                                                      30,700,092
                                                    ------------
              TOTAL COMMON STOCKS..............      162,179,157
                                                    ------------
              (Cost $126,422,417)

   PAR                                     CREDIT
  VALUE                                   RATINGS+
  -----                                   --------

U.S. GOVERNMENT AND AGENCY OBLIGATION - 2.79%
              U.S. TREASURY BILL (A) - 2.79%
$5,000,000    0.770%, 12/04/03............ Aaa/AAA     4,999,687
                                                    ------------
              TOTAL U.S. GOVERNMENT AND
              AGENCY OBLIGATION................        4,999,687
                                                    ------------
              (Cost $4,999,687)

  SHARES
  ------

INVESTMENT COMPANIES - 6.71%
 4,539,148    SSgA Money Market Fund...........        4,539,148
 7,500,000    SSgA Prime Money Market Fund.....        7,500,000
                                                    ------------
              TOTAL INVESTMENT COMPANIES.......       12,039,148
                                                    ------------
              (Cost $12,039,148)

              TOTAL INVESTMENTS - 99.96% ......      179,217,992
                                                    ------------
              (Cost $143,461,252)

              OTHER ASSETS
              NET OF LIABILITIES - 0.04% ......           72,270
                                                    ------------
              NET ASSETS - 100.00% ............     $179,290,262
                                                    ============

---------------------
*    Non-income producing security.
(A) Interest rate presented represents annualized yield at time of purchase. ADR American Depositary Receipt
+    See page 15 for Credit Rating Summary (unaudited)

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
BALANCED FUND
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2003
--------------------------------------------------------------------------------

  SHARES                                               VALUE
  ------                                               -----

COMMON STOCKS - 67.29%
              BANKING - 2.80%
     9,868    Wells Fargo & Co.................     $   565,732
                                                    -----------
              BEVERAGES - 2.53%
    10,658    PepsiCo, Inc.....................         512,863
                                                    -----------
              COMPUTERS - 1.47%
    21,578    EMC Corp./Mass.*.................         296,482
                                                    -----------
              DIVERSIFIED MANUFACTURING - 2.23%
    15,750    General Electric Co..............         451,553
                                                    -----------
              ENTERTAINMENT - 4.39%
    11,842    Fox Entertainment Group, Inc.,
              Class A* ........................         338,089
     4,737    Viacom, Inc., Class A............         186,496
    15,789    Walt Disney Co. (The)............         364,568
                                                    -----------
                                                        889,153
                                                    -----------
              FINANCIAL SERVICES - 2.46%
     5,000    First Data Corp..................         189,250
     5,000    MBNA Corp........................         122,600
     5,000    SLM Corp.........................         185,650
                                                    -----------
                                                        497,500
                                                    -----------
              HEALTH CARE - 4.23%
    12,631    Baxter International, Inc........         351,394
     5,034    Cardinal Health, Inc.............         307,779
     3,000    Zimmer Holdings, Inc.*...........         197,760
                                                    -----------
                                                        856,933
                                                    -----------
              HOUSEHOLD PRODUCTS - 2.05%
     7,895    Colgate-Palmolive Co.............         414,488
                                                    -----------
              INSURANCE - 2.23%
     7,796    American International Group, Inc.        451,778
                                                    -----------
              MULTIMEDIA - 2.35%
    15,789    Comcast Corp., Class A*..........         476,038
                                                    -----------
              OIL AND GAS - 3.65%
    20,416    Exxon Mobil Corp.................         738,447
                                                    -----------
              PHARMACEUTICALS - 7.97%
    11,842    Amgen, Inc.*.....................         681,034
     4,000    Forest Laboratories, Inc.*.......         218,560
     5,921    Novartis AG, ADR.................         249,866
    13,815    Pfizer, Inc......................         463,493
                                                    -----------
                                                      1,612,953
                                                    -----------
              RESTAURANTS - 1.75%
    13,815    McDonald's Corp..................         354,079
                                                    -----------
              RETAIL - 3.16%
     9,868    Costco Wholesale Corp.*..........         353,472
     5,132    Wal-Mart Stores, Inc.............         285,544
                                                    -----------
                                                        639,016
                                                    -----------
              SEMICONDUCTORS - 14.32%
    31,972    Altera Corp.*....................         809,851
     4,000    Analog Devices, Inc..............         199,000
    11,842    Intel Corp.......................         395,878
    16,315    Maxim Integrated Products, Inc...         849,685
    17,104    Xilinx, Inc.*....................         642,939
                                                    -----------
                                                      2,897,353
                                                    -----------

  SHARES                                               VALUE
  ------                                               -----

              TECHNOLOGY - 9.70%
    26,735    Applied Materials, Inc.*.........     $   649,660
    23,683    Cisco Systems, Inc.*.............         536,657
    17,763    Novellus Systems, Inc.*..........         777,309
                                                    -----------
                                                      1,963,626
                                                    -----------
              TOTAL COMMON STOCKS..............      13,617,994
                                                    -----------
              (Cost $9,548,831)

   PAR                                     CREDIT
  VALUE                                   RATINGS+
  -----                                   --------

CORPORATE OBLIGATIONS - 17.36%
              AEROSPACE/DEFENSE - 1.37%
$  250,000    United Technologies Corp.
              6.350%, 03/01/11............  A2/A        277,434
                                                    -----------
              AUTOMOBILE - 2.63%
   505,000    General Motors Corp.,
              Senior Notes
              7.125%, 07/15/13............ Baa1/BBB     531,304
                                                    -----------
              DIVERSIFIED MANUFACTURING - 1.08%
   200,000    Textron, Inc.
              6.500%, 06/01/12............   A3/A-      217,600
                                                    -----------
              FINANCIAL SERVICES - 4.06%
   250,000    AIG SunAmerica Global
              Financing VI
              6.300%, 05/10/11 (A)........ Aaa/AAA      274,786
   250,000    General Electric Capital Corp.,
              Series A, MTN
              6.125%, 02/22/11............ Aaa/AAA      272,520
   250,000    General Motors Acceptance Corp.
              7.750%, 01/19/10............  A3/BBB      273,658
                                                    -----------
                                                        820,964
                                                    -----------
              FOOD AND BEVERAGE - 1.30%
   250,000    Kraft Foods, Inc.
              5.250%, 06/01/07............ A3/BBB+      263,781
                                                    -----------
              HEALTH CARE - 1.16%
   200,000    McKesson Corp.
              7.750%, 02/01/12............ Baa2/BBB     234,710
                                                    -----------
              MULTIMEDIA - 1.23%
   250,000    Liberty Media Corp.
              3.500%, 09/25/06............Baa3/BBB-     248,766
                                                    -----------
              REAL ESTATE DEVELOPMENT - 1.38%
   250,000    EOP Operating LP
              6.800%, 01/15/09............Baa1/BBB+     278,603
                                                    -----------
              TELECOMMUNICATIONS - 1.82%
   350,000    Verizon New Jersey, Inc.,
              Series A,
              Debentures
              5.875%, 01/17/12............  Aa3/A+      369,212
                                                    -----------
              UTILITIES - 1.33%
   250,000    DTE Energy Co., Senior Notes
              6.450%, 06/01/06............ Baa2/BBB     269,955
                                                    -----------
              TOTAL CORPORATE OBLIGATIONS......       3,512,329
                                                    -----------
              (Cost $3,450,407)

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) - NOVEMBER 30, 2003
--------------------------------------------------------------------------------

   PAR                                     CREDIT
  VALUE                                   RATINGS+     VALUE
  -----                                   --------     -----

ASSET-BACKED SECURITIES - 6.06%
$  200,000    Citibank Credit Card Master
              Trust I
              Series 1999-5, Class A
              6.100%, 05/15/08............ Aaa/AAA  $   216,972
   200,000    Commonwealth Edison
              Transitional Funding Trust,
              Series 1998-1, Class A6
              5.630%, 06/25/09............ Aaa/AAA      214,210
   200,000    Discover Card Master Trust I
              Series 1996-3, Class A
              6.050%, 08/18/08............ Aaa/AAA      215,072
   150,000    Illinois Power Special
              Purpose Trust
              Series 1998-1, Class A6
              5.540%, 06/25/09............ Aaa/AAA      160,442
   200,000    MBNA Master Credit Card Trust,
              Series 1999-G, Class A
              6.350%, 12/15/06............ Aaa/AAA      206,241
   200,000    PSE&G Transition Funding LLC
              Series 2001-1, Class A3
              5.980%, 06/15/08............ Aaa/AAA      214,038
                                                    -----------
              TOTAL ASSET-BACKED SECURITIES....       1,226,975
                                                    -----------
              (Cost $1,218,862)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 4.79%
              FEDERAL HOME LOAN
              MORTGAGE CORPORATION - 1.54%
   300,000    Class LB, Series 2447
              5.500%, 05/15/17............ Aaa/AAA      312,800
                                                    -----------
              FEDERAL NATIONAL
              MORTGAGE ASSOCIATION - 2.34%
   250,000    5.250%, 01/15/09............ Aaa/AAA      267,718
   192,022    Pool # 535151
              7.500%, 02/01/15............ Aaa/AAA      205,247
                                                    -----------
                                                        472,965
                                                    -----------
              GOVERNMENT NATIONAL
              MORTGAGE ASSOCIATION - 0.91%
   174,460    Pool #485907
              6.500%, 04/15/31............ Aaa/AAA      183,414
                                                    -----------
              TOTAL U.S. GOVERNMENT AND
              AGENCY OBLIGATIONS...............         969,179
                                                    -----------
              (Cost $950,402)

FOREIGN GOVERNMENT SECURITIES - 1.58%
              CANADA - 1.58%
   150,000    Province of Ontario
              5.500%, 10/01/08............ Aa2/AA       161,953
   150,000    Province of Quebec
              5.000%, 07/17/09............  A1/A+       157,463
                                                    -----------
              TOTAL FOREIGN GOVERNMENT SECURITIES       319,416
                                                    -----------
              (Cost $326,356)

  SHARES                                               VALUE
  ------                                               -----

INVESTMENT COMPANY - 2.33%
   471,226    SSgA Prime Money Market Fund.....     $   471,226
                                                    -----------
              TOTAL INVESTMENT COMPANY.........         471,226
                                                    -----------
              (Cost $471,226)
              TOTAL INVESTMENTS - 99.41% ......      20,117,119
                                                    -----------
              (Cost $15,966,084)
              OTHER ASSETS
              NET OF LIABILITIES - 0.59% ......         119,431
                                                    -----------
              NET ASSETS - 100.00% ............     $20,236,550
                                                    ===========

---------------------
*      Non-income producing security.
(A) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold, in transactions exempt from registration, to qualified institutional buyers. At November 30, 2003, this security, which has been deemed liquid by Atlantic Trust Advisors, Inc., amounted to $274,786 or 1.36% of net assets.
ADR    American Depositary Receipt
MTN    Medium Term Note
+      See page 15 for Credit Rating Summary (unaudited)

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2003
--------------------------------------------------------------------------------

  SHARES                                               VALUE
  ------                                               -----

FOREIGN COMMON STOCKS - 97.94%
              AUSTRALIA - 2.56%
   239,000    BHP  Billiton Ltd................     $  1,949,036
    99,700    National Australia Bank Ltd......        2,086,370
                                                    ------------
                                                       4,035,406
                                                    ------------
              CANADA - 0.98%
    42,400    EnCana Corp......................        1,547,719
                                                    ------------
              DENMARK - 2.25%
   167,900    Danske Bank A/S..................        3,557,312
                                                    ------------
              FINLAND - 5.06%
   179,200    Nokia Oyj........................        3,228,616
   219,400    Stora Enso Oyj, Class R..........        2,953,492
    97,500    UPM-Kymmene Oyj..................        1,803,391
                                                    ------------
                                                       7,985,499
                                                    ------------
              FRANCE - 7.54%
    38,100    Compagnie de Saint-Gobain........        1,704,457
    81,300    Compagnie Generale des Etablissements
              Michelin, Class B................        3,225,804
    42,300    Societe Generale.................        3,387,164
    44,400    Total SA, SP ADR.................        3,586,188
                                                    ------------
                                                      11,903,613
                                                    ------------
              GERMANY - 3.26%
    66,200    BASF AG..........................        3,274,211
    26,900    Deutsche Bank AG.................        1,875,409
                                                    ------------
                                                       5,149,620
                                                    ------------
              ITALY - 3.10%
    37,000    Eni SpA, SP ADR..................        3,156,840
    67,700    Sanpaolo IMI SpA, SP ADR.........        1,740,567
                                                    ------------
                                                       4,897,407
                                                    ------------
              JAPAN - 19.66%
    58,000    Canon, Inc.......................        2,679,694
    55,700    Eisai Co., Ltd...................        1,411,318
   137,000    Fuji Photo Film Co., Ltd.........        3,877,831
   370,000    Hitachi, Ltd.....................        2,179,055
    47,000    Ito-Yokado Co., Ltd..............        1,562,089
    78,000    Kao Corp.........................        1,591,764
       117    Millea Holdings, Inc.............        1,260,592
    27,700    Nintendo Co., Ltd................        2,392,641
       556    Nippon Telegraph & Telephone Corp.       2,665,267
    94,100    Sony Corp........................        3,264,975
    79,600    Takeda Chemical Industries, Ltd..        3,052,594
    24,900    Takefuji Corp....................        1,343,673
    29,200    TDK Corp.........................        1,898,320
    61,800    Toyota Motor Corp................        1,856,483
                                                    ------------
                                                      31,036,296
                                                    ------------
              MEXICO - 2.09%
    99,900    Telefonos de Mexico SA de CV, SP ADR     3,305,691
                                                    ------------
              NETHERLANDS - 7.26%
    71,050    ABN AMRO Holding NV..............        1,563,710
   121,900    Aegon NV.........................        1,626,366
    31,600    DSM NV...........................        1,456,474
   145,300    ING Groep NV.....................        3,112,501
    87,900    Koninklijke (Royal) Philips
              Electronics NV ..................        2,498,118
    55,600    TPG NV...........................        1,199,684
                                                    ------------
                                                      11,456,853
                                                    ------------

  SHARES                                               VALUE
  ------                                               -----

              NORWAY - 1.34%
   211,950    Statoil ASA......................     $  2,112,219
                                                    ------------
              PORTUGAL - 1.10%
   184,700    Portugal Telecom, SPGS, SA, SP ADR       1,743,568
                                                    ------------
              SOUTH KOREA - 2.73%
   158,100    Korea Electric Power Corp., SP ADR       1,799,178
   130,100    KT Corp., SP ADR.................        2,504,425
                                                    ------------
                                                       4,303,603
                                                    ------------
              SPAIN - 3.21%
   216,600    Endesa SA........................        3,557,119
    86,300    Repsol YPF SA, SP ADR............        1,509,387
                                                    ------------
                                                       5,066,506
                                                    ------------
              SWEDEN - 2.66%
   262,900    Nordea AB........................        1,739,656
    85,000    Volvo AB, Class B................        2,457,951
                                                    ------------
                                                       4,197,607
                                                    ------------
              SWITZERLAND - 11.23%
    52,300    Compagnie Financiere Richemont AG        1,294,635
    19,500    Nestle SA, Registered............        4,532,884
   103,300    Novartis AG, Registered..........        4,363,033
    27,800    Roche Holding AG.................        2,505,338
    41,300    Syngenta AG......................        2,528,695
    19,400    Zurich Financial Services AG.....        2,498,685
                                                    ------------
                                                      17,723,270
                                                    ------------
              UNITED KINGDOM - 21.91%
   171,300    Abbey National PLC...............        1,572,499
   804,500    BAE Systems PLC..................        2,410,982
   539,500    BP PLC...........................        3,764,828
   503,400    Cadbury Schweppes PLC............        3,207,721
   269,400    Diageo PLC.......................        3,359,160
    66,500    GlaxoSmithKline PLC, ADR.........        3,051,020
   175,400    HSBC Holdings PLC................        2,657,667
   573,700    Kingfisher PLC...................        2,720,793
   270,900    Marks & Spencer Group PLC........        1,250,974
   152,300    Reed Elsevier PLC................        1,254,673
   115,400    Royal Bank of Scotland Group PLC.        3,221,213
   543,100    Scottish Power PLC...............        3,357,947
    71,500    Shell Transport & Trading Co., SP ADR    2,763,475
                                                    ------------
                                                      34,592,952
                                                    ------------
              TOTAL FOREIGN COMMON STOCKS......      154,615,141
                                                    ------------
              (Cost $146,745,804)

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) - NOVEMBER 30, 2003
--------------------------------------------------------------------------------

  SHARES                                               VALUE
  ------                                               -----

INVESTMENT COMPANY - 2.12%
 3,337,604    SSgA Prime Money Market Fund.....     $  3,337,604
                                                    ------------
              TOTAL INVESTMENT COMPANY.........        3,337,604
                                                    ------------
              (Cost $3,337,604)
              TOTAL INVESTMENTS - 100.06% .....      157,952,745
                                                    ------------
              (Cost $150,083,408)
              LIABILITIES IN EXCESS OF
              OTHER ASSETS - (0.06)% ..........          (88,374)
                                                    ------------
              NET ASSETS - 100.00% ............     $157,864,371
                                                    ============

-----------------------
ADR     American Depositary Receipt
SP ADR  Sponsored American Depositary Receipt

FOREIGN CURRENCY CONTRACTS PURCHASED:

   CURRENCY  CONTRACT TO  SETTLEMENT  CONTRACT   UNREALIZED
    VALUE      DELIVER       DATE     AT VALUE  APPRECIATION
    -----      -------       ----     --------  ------------
   $142,959      GBP      12/01/2003  $245,871      $623
    116,769      GBP      12/03/2003   201,251        --
   --------                           --------      ----
   $259,728                           $447,122      $623
   ========                           ========      ====

GBP    Great Britain Pound

                INDUSTRY CONCENTRATION TABLE:
                   (% of Total Net Assets)

Basic Materials ............................        8.85%
Communications..............................        9.31%
Consumer Cyclicals..........................       12.68%
Consumer Staples............................        8.04%
Energy......................................       11.68%
Finance.....................................       21.06%
Industrial..................................        8.79%
Pharmaceuticals.............................        9.11%
Technology..................................        2.90%
Utilities...................................        5.52%
Investment Company..........................        2.12%
Net Other Assets and Liabilities............       (0.06)%
                                                  ------
Total.......................................      100.00%
                                                  ======

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
INCOME FUND
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2003
--------------------------------------------------------------------------------

   PAR                                     CREDIT
  VALUE                                   RATINGS+     VALUE
  -----                                   --------     -----

CORPORATE OBLIGATIONS - 50.15%
              AEROSPACE/DEFENSE - 2.76%
$  300,000    United Technologies Corp.
              6.350%, 03/01/11............   A2/A   $   332,921
                                                    -----------
              AUTOMOBILE - 3.10%
   355,000    General Motors Corp.,
              Senior Notes
              7.125%, 07/15/13............ Baa1/BBB     373,491
                                                    -----------
              BANKING - 5.30%
   300,000    Bank One Corp.,
              Subordinated Notes
              5.900%, 11/15/11............  A1/A-       322,482
   300,000    Wachovia Corp.,
              4.950%, 11/01/06............  Aa3/A       316,021
                                                    -----------
                                                        638,503
                                                    -----------
              DIVERSIFIED MANUFACTURING - 2.71%
   300,000    Textron, Inc.
              6.500%, 06/01/12............  A3/A-       326,400
                                                    -----------
              FINANCIAL SERVICES - 12.11%
   500,000    General Electric Capital Corp.,
              Series A, MTN
              6.125%, 02/22/11............ Aaa/AAA      545,041
   650,000    General Motors Acceptance Corp.
              6.125%, 09/15/06............ A3/BBB       687,940
   200,000    Goldman Sachs Group, Inc.
              6.650%, 05/15/09............ Aa3/A+       224,746
                                                    -----------
                                                      1,457,727
                                                    -----------
              FOOD AND BEVERAGE - 2.63%
   300,000    Kraft Foods, Inc.
              5.250%, 06/01/07............ A3/BBB+      316,537
                                                    -----------
              HEALTH CARE - 4.39%
   450,000    McKesson Corp.
              7.750%, 02/01/12............ Baa2/BBB     528,097
                                                    -----------
              MULTIMEDIA - 4.13%
   500,000    Liberty Media Corp.
              3.500%, 09/25/06............Baa3/BBB-     497,532
                                                    -----------
              REAL ESTATE - 5.97%
   350,000    EOP Operating LP
              6.800%, 01/15/09............Baa1/BBB+     390,044
   300,000    Simon Property Group LP
              6.375%, 11/15/07............ Baa2/BBB     328,745
                                                    -----------
                                                        718,789
                                                    -----------
              TELECOMMUNICATIONS - 5.26%
   600,000    Verizon New Jersey, Inc.,
              Series A,
              Debentures
              5.875%, 01/17/12............  Aa3/A+      632,935
                                                    -----------
              UTILITIES - 1.79%
   200,000    DTE Energy Co., Senior Notes
              6.450%, 06/01/06............ Baa2/BBB     215,964
                                                    -----------
              TOTAL CORPORATE OBLIGATIONS......       6,038,896
                                                    -----------
              (Cost $5,943,780)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 20.55%
              FEDERAL FARM CREDIT BANK - 1.93%
   225,000    4.375%, 04/15/05............ Aaa/AAA      233,082
                                                    -----------

   PAR                                     CREDIT
  VALUE                                   RATINGS+     VALUE
  -----                                   --------     -----

              FEDERAL HOME LOAN
              MORTGAGE CORPORATION - 8.46%
$  250,000    5.125%, 07/15/12............ Aaa/AAA  $   259,409
   500,000    5.125%, 08/20/12............ Aaa/AAA      498,338
   250,000    Class LB, Series 2447
              5.500%, 05/15/17............ Aaa/AAA      260,667
                                                    -----------
                                                      1,018,414
                                                    -----------
              FEDERAL NATIONAL
              MORTGAGE ASSOCIATION - 7.97%
   900,000    5.250%, 06/15/06............ Aaa/AAA      960,184
                                                    -----------
              U.S. TREASURY NOTE - 2.19%
   250,000    4.875%, 02/15/12............ Aaa/AAA      263,223
                                                    -----------
              TOTAL U.S. GOVERNMENT AND
              AGENCY OBLIGATIONS...............       2,474,903
                                                    -----------
              (Cost $2,419,832)

ASSET-BACKED SECURITIES - 20.01%
   300,000    Citibank Credit Card Master
              Trust I
              Series 1999-5, Class A
              6.100%, 05/15/08............ Aaa/AAA      325,458
   300,000    Commonwealth Edison
              Transitional Funding Trust,
              Series 1998-1, Class A6
              5.630%, 06/25/09............ Aaa/AAA      321,315
   350,000    Discover Card Master Trust I
              Series 1996-3, Class A
              6.050%, 08/18/08............ Aaa/AAA      376,376
   300,000    Illinois Power Special
              Purpose Trust
              Series 1998-1, Class A6
              5.540%, 06/25/09............ Aaa/AAA      320,885
   500,000    MBNA Credit Card Master
              Note Trust
              Series 2002-A1, Class A1
              4.950%, 06/15/09............ Aaa/AAA      530,293
   500,000    PSE&G Transition Funding LLC
              Series 2001-1, Class A3
              5.980%, 06/15/08............ Aaa/AAA      535,095
                                                    -----------
              TOTAL ASSET-BACKED SECURITIES....       2,409,422
                                                    -----------
              (Cost $2,363,151)

FOREIGN GOVERNMENT SECURITIES - 3.56%
              CANADA - 3.56%
   300,000    Province of Ontario
              5.500%, 10/01/08............  Aa2/AA      323,905
   100,000    Province of Quebec
              5.000%, 07/17/09............  A1/A+       104,976
                                                    -----------
              TOTAL FOREIGN GOVERNMENT SECURITIES       428,881
                                                    -----------
              (Cost $432,221)

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) - NOVEMBER 30, 2003
--------------------------------------------------------------------------------

  SHARES                                               VALUE
  ------                                               -----

INVESTMENT COMPANY - 4.43%
   533,608    SSgA Prime Money Market Fund.....     $   533,608
                                                    -----------
              TOTAL INVESTMENT COMPANY.........         533,608
                                                    -----------
              (Cost $533,608)
              TOTAL INVESTMENTS - 98.70% ......      11,885,710
                                                    -----------
              (Cost $11,692,592)
              OTHER ASSETS
              NET OF LIABILITIES - 1.30% ......         156,064
                                                    -----------
              NET ASSETS - 100.00% ............     $12,041,774
                                                    ===========

------------------------
MTN    Medium Term Note
+      See page 15 for Credit Rating Summary (unaudited)

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
PORTFOLIO OF INVESTMENTS (CONTINUED) - NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                        CREDIT RATING SUMMARY (UNAUDITED)
                        ---------------------------------

CREDIT RATINGS GIVEN BY STANDARD & POOR'S CORPORATION AND MOODY'S INVESTORS SERVICES INC.

  MOODY'S   STANDARD & POOR'S
  -------   -----------------

    Aaa            AAA      Instrument judged to be of the highest quality
                            and carrying the smallest amount of investment risk.
    Aa             AA       Instrument judged to be of high quality by all
                            standards.
     A              A       Instrument judged to be adequate by all standards.
    Baa            BBB      Instrument judged to be of modest quality by all
                            standards.
    Ba             BB       Instrument judged to have speculative elements.
     B              B       Instrument judged to lack characteristics of the
                            desirable investment.
    Caa            CCC      Instrument judged to be in poor standing.
    Ca             CC       Instrument judged to be speculative in a high
                            degree.
     C              C       Instrument judged to have extremely poor prospects
                            of ever attaining any real investment standing.

For items possessing the strongest investment attributes of their category, Moody's gives that letter rating followed by a number.

The Standard & Poor's rating may be modified by the addition of a plus or minus sign to show relative standings within the major rating categories.

U.S. Government and Agency Issues have an assumed rating of Aaa/AAA.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
STATEMENTS OF ASSETS AND LIABILITIES
NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                           GROWTH        BALANCED      INTERNATIONAL     INCOME
                                                                            FUND           FUND            FUND           FUND
                                                                         ------------   -----------    ------------    -----------
ASSETS:
Investments:
   Investments at cost..............................................     $143,461,252   $15,966,084    $150,083,408    $11,692,592
   Net unrealized appreciation......................................       35,756,740     4,151,035       7,869,337        193,118
                                                                         ------------   -----------    ------------    -----------
   Total investments at value.......................................      179,217,992    20,117,119     157,952,745     11,885,710
                                                                         ------------   -----------    ------------    -----------
   Unrealized appreciation on foreign currency contracts............               --            --             623             --
Receivables:
   Investments sold.................................................               --        13,010              --             --
   Fund shares sold.................................................          160,957        21,533         133,012          5,671
   Dividends and interest...........................................          132,888       115,455         448,112        161,928
   From Investment Adviser (Note 3).................................               --         5,733              --          4,377
                                                                         ------------   -----------    ------------    -----------
   Total Assets.....................................................      179,511,837    20,272,850     158,534,492     12,057,686
                                                                         ------------   -----------    ------------    -----------

LIABILITIES:
Payables:
   Dividends payable................................................               --            --              --            442
   Investments purchased............................................               --            --         445,110             --
   Fund shares repurchased..........................................           29,160        12,563          24,495          3,450
   Advisory fees (Note 3)...........................................           58,247            --         150,689             --
   Administration fees (Note 4).....................................           13,223         2,099          13,473          1,372
   Transfer Agent fees (Note 4).....................................            8,912         2,296           5,775          2,757
   Trustees fees (Note 5)...........................................            9,843         1,135           8,907            664
   Distribution fees (Note 4).......................................           32,676         4,174              --             --
Accrued expenses and other payables.................................           69,514        14,033          21,672          7,227
                                                                         ------------   -----------    ------------    -----------
   Total Liabilities................................................          221,575        36,300         670,121         15,912
                                                                         ------------   -----------    ------------    -----------
NET ASSETS..........................................................     $179,290,262   $20,236,550    $157,864,371    $12,041,774
                                                                         ============   ===========    ============    ===========

NET ASSETS CONSIST OF:
 Par value..........................................................     $     11,474   $     1,537    $     14,958    $     1,192
 Paid-in capital in excess of par value.............................      151,781,103    15,806,565     149,245,975     12,240,931
 Accumulated undistributed net investment income (loss).............               --        20,243         (38,157)        34,951
 Accumulated net realized gain (loss) on investments sold
   and foreign currency transactions................................       (8,259,055)      257,170         764,989       (428,418)
 Net unrealized appreciation on investments and translation of
   assets and liabilities denominated in foreign currency...........       35,756,740     4,151,035       7,876,606        193,118
                                                                         ------------   -----------    ------------    -----------
TOTAL NET ASSETS....................................................     $179,290,262   $20,236,550    $157,864,371    $12,041,774
                                                                         ============   ===========    ============    ===========

DISTRIBUTOR CLASS:
   Net Assets.......................................................     $161,771,042   $20,236,550    $         --    $        --
   Shares of beneficial interest outstanding........................       10,353,156     1,536,679              --             --
                                                                         ------------   -----------    ------------    -----------
   Net asset value, offering and redemption price per share
     (Net Assets/Shares Outstanding)................................     $      15.63   $     13.17    $         --    $        --
                                                                         ============   ===========    ============    ===========

INSTITUTIONAL CLASS:
   Net Assets.......................................................     $ 17,519,220   $        --    $157,864,371    $12,041,774
   Shares of beneficial interest outstanding........................        1,120,540            --      14,957,510      1,192,016
                                                                         ------------   -----------    ------------    -----------
   Net asset value, offering and redemption price per share
     (Net Assets/Shares Outstanding)................................     $      15.63   $        --    $      10.55    $     10.10
                                                                         ============   ===========    ============    ===========

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTICWHITEHALL FUNDS TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                                                                          GROWTH           BALANCED       INTERNATIONAL    INCOME
                                                                           FUND              FUND            FUND(A)        FUND
                                                                       ------------      ------------     ------------   ----------
INVESTMENT INCOME:
   Interest........................................................... $    114,238      $    715,252     $     27,931   $  675,780
   Dividends..........................................................      931,790           227,014          685,140        2,262
   Less: foreign taxes withheld.......................................           --                --          (51,034)          --
                                                                       ------------      ------------     ------------   ----------
   Total investment income............................................    1,046,028           942,266          662,037      678,042
                                                                       ------------      ------------     ------------   ----------
EXPENSES:
   Advisory fees (Note 3).............................................    1,296,130           356,757          431,784       99,531
   Administration fees (Note 4).......................................      209,325            84,729           35,531       49,606
   Distribution fees (Note 4).........................................      324,189            58,997               --        8,098
   Custody fees.......................................................       22,986             9,815           12,417        8,005
   Transfer agent fees (Note 4).......................................      118,232            43,103           12,230       32,345
   Professional fees..................................................      147,357            40,068           42,439       14,628
   Registration and filing fees.......................................       22,520            21,936            8,135       20,576
   Printing fees......................................................       76,200            18,515           10,401        4,712
   Trustees fees (Note 5).............................................       78,316            25,443            9,142        7,688
   Miscellaneous fees.................................................       35,140            12,882            1,117        7,285
                                                                       ------------      ------------     ------------   ----------
   Total expenses before waivers .....................................    2,330,395           672,245          563,196      252,474
   Less expenses waived (Note 3)......................................     (222,644)          (65,127)              --      (58,405)
                                                                       ------------      ------------     ------------   ----------
   Net expenses.......................................................    2,107,751           607,118          563,196      194,069
                                                                       ------------      ------------     ------------   ----------
NET INVESTMENT INCOME (LOSS)..........................................   (1,061,723)          335,148           98,841      483,973
                                                                       ------------      ------------     ------------   ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investment transactions................   (3,559,313)(b)     8,064,558(c)     1,596,853      775,654
   Net realized loss on foreign currency transactions.................           --                --       (1,000,658)          --
   Net change in unrealized appreciation (depreciation) on investments   27,499,494        (3,249,051)       7,869,337     (551,417)
   Net change in unrealized appreciation on translation of
     assets and liabilities denominated in foreign currency...........           --                --            7,269           --
                                                                       ------------      ------------     ------------   ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.......................   23,940,181         4,815,507        8,472,801      224,237
                                                                       ------------      ------------     ------------   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................. $ 22,878,458      $  5,150,655     $  8,571,642   $  708,210
                                                                       ============      ============     ============   ==========

-------------------------------------------
(a) Atlantic Whitehall International Fund commenced investment operations on September 5, 2003.
(b) On May 8, 2003, the Growth Fund had a redemption in kind with total proceeds in the amount of $10,614,112. The net realized gain of the transactions of $851,656 will not be realized for tax purposes. On August 27, 2003, the Growth Fund had a redemption in kind with total proceeds in the amount of $6,715,081. The net realized gain of the transactions of $1,233,416 will not be realized for tax purposes.
(c) On August 27, 2003, the Balanced Fund had a redemption in kind with total proceeds in the amount of $21,296,923. The net realized gain of the transactions of $7,188,221 will not be realized for tax purposes.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                                        GROWTH FUND
                                                                               ------------------------------
                                                                                YEAR ENDED       YEAR ENDED
                                                                               NOVEMBER 30,     NOVEMBER 30,
                                                                                   2003             2002
                                                                               -------------    -------------
INVESTMENT ACTIVITIES:
 Operations:
   Net investment income (loss) ............................................   $  (1,061,723)   $  (1,097,742)
   Net realized gain (loss) on investments and foreign currency transactions      (3,559,313)      (1,646,571)
   Net change in unrealized appreciation (depreciation) on investments and
     translation of assets and liabilities denominated in foreign currency .      27,499,494      (35,846,907)
                                                                               -------------    -------------
Net increase (decrease)  in net assets resulting from operations ...........      22,878,458      (38,591,220)
                                                                               -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income:
     Distributor Class .....................................................              --               --
     Institutional Class ...................................................              --               --
   From realized gains on investments:
     Distributor Class .....................................................              --               --
                                                                               -------------    -------------
   Total Distributions .....................................................              --               --
                                                                               -------------    -------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued:
     Distributor Class .....................................................      62,414,410       93,363,204
     Institutional Class ...................................................      16,584,379               --
   Dividends reinvested:
     Distributor Class .....................................................              --               --
     Institutional Class ...................................................              --               --
   Cost of shares redeemed:
     Distributor Class .....................................................     (72,197,005)     (51,233,497)
     Institutional Class ...................................................             (10)              --
                                                                               -------------    -------------
Change in net assets from capital share transactions .......................       6,801,774       42,129,707
                                                                               -------------    -------------
Net change in net assets ...................................................      29,680,232        3,538,487
NET ASSETS:
   Beginning of year .......................................................     149,610,030      146,071,543
                                                                               -------------    -------------
   End of year (including line A) ..........................................   $ 179,290,262    $ 149,610,030
                                                                               =============    =============
(A) Undistributed net investment income (loss) .............................   $          --    $          --
                                                                               =============    =============

OTHER INFORMATION:
SHARE TRANSACTIONS:
   Distributor Class:
     Issued ................................................................       4,535,486        6,091,416
     Reinvested ............................................................              --               --
     Redeemed ..............................................................      (5,225,216)      (3,603,908)
   Institutional Class:
     Issued ................................................................       1,120,541               --
     Reinvested ............................................................              --               --
     Redeemed ..............................................................              (1)              --
                                                                               -------------    -------------
Net increase (decrease) in share transactions ..............................         430,810        2,487,508
                                                                               =============    =============


                                                                                        BALANCED FUND
                                                                               ------------------------------
                                                                                YEAR ENDED       YEAR ENDED
                                                                               NOVEMBER 30,     NOVEMBER 30,
                                                                                   2003             2002
                                                                               -------------    -------------
INVESTMENT ACTIVITIES:
 Operations:
   Net investment income (loss) ............................................   $     335,148    $     804,662
   Net realized gain (loss) on investments and foreign currency transactions       8,064,558         (571,284)
   Net change in unrealized appreciation (depreciation) on investments and
     translation of assets and liabilities denominated in foreign currency .      (3,249,051)      (8,404,717)
                                                                               -------------    -------------
Net increase (decrease)  in net assets resulting from operations ...........       5,150,655       (8,171,339)
                                                                               -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income:
     Distributor Class .....................................................        (445,817)        (913,624)
     Institutional Class ...................................................              --               --
   From realized gains on investments:
     Distributor Class .....................................................              --       (1,182,136)
                                                                               -------------    -------------
   Total Distributions .....................................................        (445,817)      (2,095,760)
                                                                               -------------    -------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued:
     Distributor Class .....................................................       4,227,453       13,971,214
     Institutional Class ...................................................              --               --
   Dividends reinvested:
     Distributor Class .....................................................         445,384        2,094,039
     Institutional Class ...................................................              --               --
   Cost of shares redeemed:
     Distributor Class .....................................................     (40,018,664)     (21,906,015)
     Institutional Class ...................................................              --               --
                                                                               -------------    -------------
Change in net assets from capital share transactions .......................     (35,345,827)      (5,840,762)
                                                                               -------------    -------------
Net change in net assets ...................................................     (30,640,989)     (16,107,861)
NET ASSETS:
   Beginning of year .......................................................      50,877,539       66,985,400
                                                                               -------------    -------------
   End of year (including line A) ..........................................   $  20,236,550    $  50,877,539
                                                                               =============    =============
(A) Undistributed net investment income (loss) .............................   $      20,243    $     120,539
                                                                               =============    =============

OTHER INFORMATION:
SHARE TRANSACTIONS:
   Distributor Class:
     Issued ................................................................         365,188        1,077,996
     Reinvested ............................................................          39,413          162,617
     Redeemed ..............................................................      (3,222,107)      (1,764,815)
   Institutional Class:
     Issued ................................................................              --               --
     Reinvested ............................................................              --               --
     Redeemed ..............................................................              --               --
                                                                               -------------    -------------
Net increase (decrease) in share transactions ..............................      (2,817,506)        (524,202)
                                                                               =============    =============

                                                                               INTERNATIONAL
                                                                                   FUND                  INCOME FUND
                                                                               -------------    ------------------------------
                                                                               PERIOD ENDED      YEAR ENDED       YEAR ENDED
                                                                               NOVEMBER 30,     NOVEMBER 30,     NOVEMBER 30,
                                                                                  2003(A)          2003(B)           2002
                                                                               -------------    -------------    -------------
INVESTMENT ACTIVITIES:
 Operations:
   Net investment income (loss) ............................................   $      98,841    $     483,973    $     944,368
   Net realized gain (loss) on investments and foreign currency transactions         596,195          775,654         (192,690)
   Net change in unrealized appreciation (depreciation) on investments and
     translation of assets and liabilities denominated in foreign currency .       7,876,606         (551,417)         409,919
                                                                               -------------    -------------    -------------
Net increase (decrease)  in net assets resulting from operations ...........       8,571,642          708,210        1,161,597
                                                                               -------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income:
     Distributor Class .....................................................              --         (422,539)        (934,907)
     Institutional Class ...................................................              --          (65,638)              --
   From realized gains on investments:
     Distributor Class .....................................................              --               --               --
                                                                               -------------    -------------    -------------
   Total Distributions .....................................................              --         (488,177)        (934,907)
                                                                               -------------    -------------    -------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued:
     Distributor Class .....................................................              --        7,081,294        7,878,424
     Institutional Class ...................................................     160,480,965       12,124,330               --
   Dividends reinvested:
     Distributor Class .....................................................              --          394,018          933,466
     Institutional Class ...................................................              --           64,979               --
   Cost of shares redeemed:
     Distributor Class .....................................................              --      (30,659,833)     (12,721,690)
     Institutional Class ...................................................     (11,188,236)        (182,722)              --
                                                                               -------------    -------------    -------------
Change in net assets from capital share transactions .......................     149,292,729      (11,177,934)      (3,909,800)
                                                                               -------------    -------------    -------------
Net change in net assets ...................................................     157,864,371      (10,957,901)      (3,683,110)
NET ASSETS:
   Beginning of year .......................................................              --       22,999,675       26,682,785
                                                                               -------------    -------------    -------------
   End of year (including line A) ..........................................   $ 157,864,371    $  12,041,774    $  22,999,675
                                                                               =============    =============    =============
(A) Undistributed net investment income (loss) .............................   $     (38,157)   $      34,951    $      25,202
                                                                               =============    =============    =============

OTHER INFORMATION:
SHARE TRANSACTIONS:
   Distributor Class:
     Issued ................................................................              --          693,619          792,693
     Reinvested ............................................................              --           38,495           94,171
     Redeemed ..............................................................              --       (3,013,217)      (1,281,704)
   Institutional Class:
     Issued ................................................................      16,041,487        1,203,692               --
     Reinvested ............................................................              --            6,410               --
     Redeemed ..............................................................      (1,083,977)         (18,086)              --
                                                                               -------------    -------------    -------------
Net increase (decrease) in share transactions ..............................      14,957,510       (1,089,087)        (394,840)
                                                                               =============    =============    =============

--------------------------------------------
(a) Atlantic Whitehall International Fund commenced investment operations on September 5, 2003.
(b) Atlantic Whitehall Income Fund, Distributor Class Shares were fully redeemed as of November 13, 2003.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                     16 - 17

ATLANTIC WHITEHALL FUNDS TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           GROWTH FUND
                                            ---------------------------------------------------------------------
                                                                                                        INSTITUTIONAL
                                                                                                          CLASS (A)
                                                                    DISTRIBUTOR CLASS                   -------------
                                            ----------------------------------------------------------  PERIOD ENDED
                                                                YEARS ENDED NOVEMBER 30,                NOVEMBER 30,
                                            ----------------------------------------------------------  -------------
                                              2003          2002        2001        2000        1999       2003
                                            --------      --------    --------    --------    --------    -------
NET ASSET VALUE,
Beginning of Period..............           $  13.55      $  17.07    $  19.24    $  20.97    $  16.51    $ 14.72
                                            --------      --------    --------    --------    --------    -------
Income from Investment Operations:
   Net investment loss...........              (0.10)        (0.10)      (0.09)      (0.15)      (0.05)     (0.02)
   Net realized and unrealized
     gain (loss) on investment
     transactions................               2.18         (3.42)      (1.50)       0.65        6.46       0.93
                                            --------      --------    --------    --------    --------    -------
   Total income (loss) from
     investment operations.......               2.08         (3.52)      (1.59)       0.50        6.41       0.91
                                            --------      --------    --------    --------    --------    -------
Less Distributions from:
   Realized gains................                 --            --       (0.58)      (2.23)      (1.95)        --
                                            --------      --------    --------    --------    --------    -------
   Total Distributions...........                 --            --       (0.58)      (2.23)      (1.95)        --
                                            --------      --------    --------    --------    --------    -------
Net change in net asset
   value per share...............               2.08         (3.52)      (2.17)      (1.73)       4.46       0.91
                                            --------      --------    --------    --------    --------    -------
NET ASSET VALUE,
   End of Period.................           $  15.63      $  13.55    $  17.07    $  19.24    $  20.97    $ 15.63
                                            ========      ========    ========    ========    ========    =======
Total Return (b).................              15.35%       (20.62)%     (8.64)%      1.96%      44.49%      6.18%(c)
Ratios/Supplemental Data:
Net Assets at the end of
   period (in thousands).........           $161,771      $149,610    $146,072    $128,500    $131,496    $17,519
Ratios to average net assets:
   Expenses before waivers.......               1.54%         1.52%       1.49%       1.26%       1.04%      1.29%
   Expenses net of waivers.......               1.39%         1.33%       1.33%       1.24%       0.93%      1.14%
   Net investment
     loss (net of waivers).......              (0.70)%       (0.72)%     (0.55)%     (0.63)%     (0.23)%    (0.56)%
Portfolio Turnover Rate..........                 14%(d)         9%          1%          7%          6%        14%(d)

--------------------------------------
(a) Atlantic Whitehall Growth Fund, Institutional Class commenced investment operations on August 20, 2003.
(b) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(c) Not Annualized.
(d) Porfolio turnover rate excludes the effect of redemptions in kind.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         BALANCED FUND - DISTRIBUTOR CLASS
                                            ----------------------------------------------------------
                                                              YEARS ENDED NOVEMBER 30,
                                            ----------------------------------------------------------
                                              2003          2002        2001        2000        1999
                                            --------      --------    --------    --------    --------
NET ASSET VALUE,
Beginning of Period..............           $  11.68      $  13.73    $  13.97    $  13.33    $  12.90
                                            --------      --------    --------    --------    --------
 Income from Investment Operations:
   Net investment income.........               0.10          0.17        0.26        0.24        0.26
   Net realized and unrealized
     gain (loss) on investment
     transactions................               1.51         (1.79)      (0.16)       0.70        1.50
                                            --------      --------    --------    --------    --------
   Total income (loss) from
     investment operations.......               1.61         (1.62)       0.10        0.94        1.76
                                            --------      --------    --------    --------    --------
 Less Distributions from:
   Net investment income.........              (0.12)        (0.19)      (0.26)      (0.26)      (0.20)
   Realized gains................              --            (0.24)      (0.08)      (0.04)      (1.13)
                                            --------      --------    --------    --------    --------
   Total Distributions...........              (0.12)        (0.43)      (0.34)      (0.30)      (1.33)
                                            --------      --------    --------    --------    --------
Net change in net asset
   value per share...............               1.49         (2.05)      (0.24)       0.64        0.43
                                            --------      --------    --------    --------    --------
NET ASSET VALUE,
   End of Period.................           $  13.17      $  11.68    $  13.73    $  13.97    $  13.33
                                            ========      ========    ========    ========    ========
Total Return (a).................              13.96%       (12.07)%      0.71%       6.93%      15.23%
 Ratios/Supplemental Data:
Net Assets at the end of
   Period (in thousands).........           $ 20,237      $ 50,878    $ 66,985    $ 65,829    $ 59,572
 Ratios to average net assets:
   Expenses before waivers.......               1.60%         1.57%       1.49%       1.32%       1.11%
   Expenses net of waivers.......               1.45%         1.39%       1.39%       1.31%       1.00%
   Net investment
     income (net of waivers).....               0.80%         1.33%       1.85%       1.61%       2.02%
Portfolio Turnover Rate..........                 33%(b)        32%        150%         73%         42%

---------------------------------
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b) Portfolio turnover rate excludes the effect of redemption in kind.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                             INTERNATIONAL FUND
                                                                           INSTITUTIONAL CLASS (A)
                                                                           -----------------------
                                                                                PERIOD ENDED
                                                                                NOVEMBER 30,
                                                                                    2003
                                                                                ------------
NET ASSET VALUE,
Beginning of Period.......................................................        $  10.00
                                                                                  --------
 Income from Investment Operations:
   Net investment income..................................................            0.01
   Net realized and unrealized gain on investment transactions............            0.54
                                                                                  --------
   Total income from investment operations................................            0.55
                                                                                  --------
 Less Distributions from:
   Net investment income..................................................              --
                                                                                  --------
   Total Distributions....................................................              --
                                                                                  --------
Net change in net asset value per share...................................            0.55
                                                                                  --------
 NET ASSET VALUE,
   End of Period..........................................................        $  10.55
                                                                                  ========
Total Return (b)..........................................................            5.50%(c)
Ratios/Supplemental Data:
Net Assets at the end of period (in thousands)............................        $157,864
Ratios to average net assets:
   Expenses before waivers................................................            1.50%
   Expenses net of waivers................................................            1.50%
   Net investment income (net of waivers).................................            0.26%
Portfolio Turnover Rate...................................................              12%(c)

-----------------------------------------
(a) Atlantic  Whitehall   International  Fund,   Institutional  Class  commenced
    investment operations on September 5, 2003.
(b) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(c) Not Annualized.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                INCOME FUND
                                                                           INSTITUTIONAL CLASS (A)
                                                                           -----------------------
                                                                                PERIOD ENDED
                                                                                NOVEMBER 30,
                                                                                    2003
                                                                                ------------
NET ASSET VALUE,
Beginning of Period.....................................................          $  10.05
                                                                                  --------
 Income from Investment Operations:
   Net investment income................................................              0.09(b)
   Net realized and unrealized gain on investment transactions..........              0.05(b)
                                                                                  --------
   Total income from investment operations..............................              0.14
                                                                                  --------
 Less Distributions from:
   Net investment income................................................             (0.09)
                                                                                  --------
   Total Distributions..................................................             (0.09)
                                                                                  --------
Net change in net asset value per share.................................              0.05
                                                                                  --------
 NET ASSET VALUE,
   End of Period........................................................          $  10.10
                                                                                  ========
Total Return (c)........................................................              1.36%(d)
Ratios/Supplemental Data:
Net Assets at the end of period (in thousands)..........................          $ 12,042
Ratios to average net assets:
   Expenses before waivers..............................................              1.57%
   Expenses net of waivers..............................................              1.19%
   Net investment income (net of waivers)...............................              3.06%
Portfolio Turnover Rate.................................................                49%

--------------------------------------
(a) Atlantic Whitehall Income Fund, Institutional Class commenced investment operations on August 21, 2003. Distributor Class Shares were fully redeemed as of November 13, 2003.
(b) The selected per share data was calculated using the weighted average shares method for the period.
(c) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(d) Not Annualized.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED NOVEMBER 30, 2003
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION. Atlantic Whitehall Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940
Act"), as an open-end diversified management investment company. The Trust, formerly known as Whitehall Funds Trust, consists of seven separate investment portfolios: Growth Fund, Balanced Fund (formerly known as Growth and Income
Fund), International Fund, Income Fund, Mid-Cap Growth Fund, Multi-Cap Global Value Fund and Short-Term Municipal Bond Fund (individually, a "Fund," and collectively, the "Funds"). Growth Fund is authorized to issue two classes of shares (Distributor Class and Institutional Class); Balanced Fund is authorized to issue one class of shares (Distributor Class); International Fund, Mid-Cap Growth Fund, Multi-Cap Global Value Fund and Short-Term Municipal Bond Fund are each authorized to issue one class of shares (Institutional Class); and Income Fund was authorized to issue two classes of shares (Distributor Class and Institutional Class). Effective November 13, 2003, the Income Fund closed its Distributor Class and is now authorized to issue one class of shares (Institutional Class). Each class of shares outstanding bears the same voting, dividend, liquidation and other rights and conditions. As of November 30, 2003, Mid-Cap Growth Fund, Multi-Cap Global Value Fund and Short-Term Municipal Bond Fund had not commenced operations. These financial statements include the Trust's active portfolios: Growth Fund, Balanced Fund, International Fund and Income Fund.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies followed by the Funds in the preparation of the financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

         (A) PORTFOLIO VALUATIONS: Securities are valued using market quotations. Securities listed on an exchange are valued on the basis of the last sale price or NASDAQ official closing price ("NOCP"), when appropriate. If the last sale price or NOCP is not reported, the current bid price is used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by or under the general supervision of the Board of Trustees. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars.

         To the extent a Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund's portfolio securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

         (B) SECURITIES TRANSACTIONS AND RELATED INCOME: The Funds record security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income is recognized on the ex-dividend date. Realized gains and losses from security transactions are recorded on an identified cost basis. Investment Income and realized and unrealized gains and losses are allocated to the separate classes of shares based upon the relative net assets of each series.

         (C) EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund, while general Trust expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis. In addition, non-class specific expenses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses are allocated directly to the appropriate class and relate to distribution fees.

         (D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income Fund's net investment income is declared daily and paid monthly. Growth Fund's and International Fund's net investment income is declared and paid annually. Balanced Fund's net investment income is declared and paid quarterly. Net realized gains on portfolio securities, if any, are distributed at least annually by each Fund. However, to the extent net realized capital gains can be offset by capital loss carryovers, such gains will not be distributed. Dividends and distributions are recorded by the Funds on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Permanent book/tax differences are primarily attributable to redesignation of distributions, paydowns, redemptions in kind and foreign gain or loss.

ATLANTIC WHITEHALL FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED NOVEMBER 30, 2003 (CONTINUED)
--------------------------------------------------------------------------------

         Permanent differences between book and tax basis reporting for the 2003 fiscal year have been identified and appropriately reclassified as indicated below. These reclassifications have no impact on net assets.

                                                  NET INCREASE/(DECREASE)
                                   --------------------------------------------------
                                      ACCUMULATED      ACCUMULATED
                                   UNDISTRIBUTED NET   NET REALIZED
         FUND                      INVESTMENT INCOME    GAIN/(LOSS)   PAID IN CAPITAL
         ----                      -----------------   ------------   ---------------
         Growth Fund...........       $ 1,061,723      $(2,058,366)     $   996,643
         Balanced Fund.........            10,373       (7,198,594)       7,188,221
         International Fund....          (136,998)         168,794          (31,796)
         Income Fund...........            13,953          (13,953)              --

         The tax character of distributions paid during fiscal 2003 and 2002 were as follows:

                                 DISTRIBUTIONS PAID IN 2003        DISTRIBUTIONS PAID IN 2002
                                 --------------------------        --------------------------
                                ORDINARY         LONG-TERM         ORDINARY         LONG-TERM
            FUND                 INCOME*       CAPITAL GAINS        INCOME*       CAPITAL GAINS
            ----                --------       -------------       --------       --------------
         Balanced Fund......     $445,817     $        --         $1,303,312         $792,448
         Income Fund........      488,177              --            934,907               --

         As of November 30, 2003, the components of distributable earnings on a tax basis were as follows:

                                     UNDISTRIBUTED
                                      CAPITAL LOSS     ORDINARY     UNDISTRIBUTED     UNREALIZED
            FUND                      CARRYFORWARD      INCOME*    LONG-TERM GAIN    APPRECIATION
            ----                     -------------     --------    --------------    ------------
         Growth Fund.............      $(2,865,353)      $  --          $   --        $35,722,046
         Balanced Fund...........               --      20,243         257,170          4,151,035
         International Fund......               --     770,280              --          7,864,046
         Income Fund.............         (428,418)     35,393              --            193,118

         *  For  tax  purposes,   short-term   capital  gain  distributions  are
         considered ordinary income distributions.

         (E) FEDERAL INCOME TAXES: It is the Funds' policy to continue to comply with the applicable requirements of Subchapter M of the Internal Revenue Code and to distribute in a timely manner all of their net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

         (F) WHEN-ISSUED TRANSACTIONS: The Funds may purchase securities on a when-issued or delayed delivery basis. These transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future. Purchasing securities on a when-issued basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

         (G) FOREIGN CURRENCY: Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates using a current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the statement of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

         (H) FORWARD CURRENCY TRANSACTIONS: Forward foreign exchange contracts are used to hedge against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

ATLANTIC WHITEHALL FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED NOVEMBER 30, 2003 (CONTINUED)
--------------------------------------------------------------------------------

NOTE 3 -- ADVISORY FEES. Atlantic Trust Advisors, Inc. (the "Adviser"), a registered investment adviser, provides investment advisory services to each of the Funds. From November 18, 1994 to February 14, 2003, Whitehall Asset Management, Inc. ("Whitehall") acted as the investment advisor for the Funds. On October 28, 2002, the parent company of Whitehall, The Industrial Bank of Japan Trust Company entered into an agreement (the "Purchase Agreement") to sell Whitehall to Atlantic Trust Group, Inc., a wholly-owned subsidiary of AMVESCAP PLC ("AMVESCAP") (the "Acquisition"). The closing of the Acquisition occurred on February 14, 2003 (the "Closing"). After the Acquisition, Whitehall's operations were integrated with those of Atlantic Trust Private Wealth Management, the private wealth management division of AMVESCAP, and Whitehall changed its name to Atlantic Trust Advisors, Inc.

Pursuant to the terms of the Investment Advisory Agreements, the Adviser is entitled to a fee that is calculated daily and paid monthly based on the average daily net assets of each Fund, at the annual rate of 0.85% for Growth Fund and Balanced Fund; 1.15% for International Fund; and 0.65% for Income Fund. Prior to the Acquisition, Whitehall's compensation was identical to that of Atlantic Trust. The Adviser contractually agreed to waive its advisory fee and/or reimburse expenses through November 30, 2003 to the extent necessary to maintain net expenses for each class of each Fund, except the International Fund, as follows:

                            CONTRACTUAL EXPENSE LIMITATIONS
                            -------------------------------
FUND                  DISTRIBUTOR CLASS        INSTITUTIONAL CLASS
----                  -----------------        -------------------
Growth Fund                   1.39%                      1.14%
Balanced Fund                 1.45%                       N/A
International Fund             N/A                        N/A
Income Fund                   1.28%*                     1.19%

* The Distributor Class closed on November 13, 2003.

This resulted in the Adviser waiving $222,644, $65,127, and $58,405 in advisory fees for Growth Fund, Balanced Fund, and Income Fund, respectively, for the year ended November 30, 2003. The Adviser received advisory fees, net of waivers, of $1,073,486, $291,630, $431,784 and $41,126 for Growth Fund, Balanced Fund,
International Fund and Income Fund, respectively, for the year ended November 30, 2003.

INVESCO Global Asset Management (N.A.) ("IGAM") serves as sub-adviser to the International Fund. IGAM provides advisory services, including portfolio management, to the International Fund, subject to the review of the Board of Trustees and the overall supervision of the Adviser. IGAM is a subsidiary of AMVESCAP. IGAM is entitled to receive from the Adviser a fee based on the average net assets of the International Fund at the annual rate of 0.45%.

NOTE 4 -- ADMINISTRATION, TRANSFER AGENT AND DISTRIBUTION FEES. The Trust and PFPC Inc. ("PFPC") have entered into an administration agreement under which PFPC ("Administrator") provides services for a fee. From December 1, 2002 to April 30, 2003, the fee was computed daily and paid monthly, at the annual rate of 0.15% of average daily net assets of each Fund up to $500 million; 0.10% of average daily net assets of each Fund in excess of $500 million up to $1 billion; and 0.075% of average daily net assets of each Fund in excess of $1 billion. From May 1, 2003 to July 31, 2003, the asset based fee was reduced to the annual rate of 0.12% of average daily net assets of each Fund up to $500 million; 0.07% of average daily net assets of each Fund in excess of $500 million up to $1 billion; and 0.045% of average daily net assets of each Fund in excess of $1 billion. Effective August 1, 2003, the asset based fee was reduced to the annual rate of 0.08% of average daily net assets of each Fund up to $500 million; 0.06% of average daily net assets of each Fund in excess $500 million up to $1 billion; and 0.05% of average daily net assets of each Fund in excess of $1 billion.

In addition, the Administrator also provides certain fund accounting and administration services. The Administrator also serves as transfer agent for the Funds pursuant to a Transfer Agency and Services Agreement with the Trust effective March 1, 1998.

PFPC Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of PFPC, serves as the distributor of the Funds. The Trust has adopted a Rule 12b-1 Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to the Distributor Class of the Growth Fund, the Balanced Fund and the Income Fund. The Distributor may be paid a fee of up to 0.25% of the average daily net assets of each of these Funds. The Distributor serves as the exclusive distributor of the shares of each Fund pursuant to the Plan. Effective November 13, 2003, the Income Fund closed its Distributor Class and no longer participates in the Plan.

NOTE 5 -- TRUSTEE COMPENSATION. The Trust pays each nonaffiliated Trustee an annual retainer of $10,000 ($12,000 for the Chairman), a fee of $1,000 for each Board of Trustees meeting attended and $1,000 for each Board of Trustees committee meeting attended. Also, the Audit Committee Chairman and the Nominating Committee Chairman each receive an additional $500. The Trust also reimburses expenses incurred by each nonaffiliated Trustee in attending such meetings. Trustees who are affiliated receive no compensation from the Trust.

ATLANTIC WHITEHALL FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED NOVEMBER 30, 2003 (CONTINUED)
--------------------------------------------------------------------------------

NOTE 6 -- SECURITIES TRANSACTIONS. For the year ended November 30, 2003, the cost of purchases and the proceeds from sales of the Funds' portfolio securities (excluding short-term investments), amounted to the following:

                                                 PURCHASES                                    SALES
                                    ----------------------------------        -----------------------------------
                                    U.S. GOVERNMENT          OTHER            U.S. GOVERNMENT           OTHER
                                    ---------------      -------------        ---------------       -------------
Growth Fund *...................     $          --       $  44,725,779         $          --        $  18,804,910
Balanced Fund **................         2,440,196          10,401,083             4,598,867           21,609,214
International Fund..............                --         166,856,798                    --           18,370,243
Income Fund.....................         1,266,974           6,091,103             5,701,422           11,742,244

* On May 8, 2003, the Growth Fund had a redemption in kind which resulted in a redemption of $12,790,870, comprised of securities and cash in the amounts of $10,614,112 and $2,176,758, respectively. On August 27, 2003, the Growth Fund had a redemption in kind which resulted in a redemption of $7,411,461, comprised of securities and cash in the amounts of $6,715,081 and $696,380, respectively.
** On August 27, 2003, the Balanced Fund had a redemption in kind which resulted in a redemption of $31,413,118, comprised of securities and cash in the amounts of $21,296,923 and $10,116,195, respectively.

The redemption in kind transactions are excluded from the proceeds from sales.

The aggregate gross unrealized appreciation and depreciation, net unrealized appreciation and cost for all securities as computed on a federal income tax basis, at November 30, 2003 for each Fund is as follows:

                        GROSS           GROSS            NET
                    APPRECIATION   (DEPRECIATION)   APPRECIATION        COST
                    ------------   --------------   ------------        ----
Growth Fund.......  $ 38,935,674   $  (3,213,628)   $ 35,722,046   $143,495,946
Balanced Fund ....     4,373,353        (222,318)      4,151,035     15,966,084
International Fund     9,227,256      (1,363,210)      7,864,046    150,088,699
Income Fund.......       268,361         (75,243)        193,118     11,692,592

NOTE 7 -- CAPITAL SHARES TRANSACTIONS. The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 each. Transactions in shares of the Funds are shown in the Statement of Changes in Net Assets.

NOTE 8 -- CAPITAL LOSS CARRYOVERS. At November 30, 2003, Growth Fund and Income Fund had the following Capital loss carryovers:

FUND                            CAPITAL LOSS CARRYOVER        EXPIRATION DATE
----                            ----------------------        ---------------
Growth Fund                         $   838,930                    2009
                                      1,716,860                    2010
                                        309,563                    2011
Income Fund                             188,763                    2008
                                        239,655                    2010

NOTE 9 -- POST OCTOBER LOSSES. Under current laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended November 30, 2003, the following funds intends to elect to defer net realized capital losses or net realized currency losses incurred from November 1, 2003 through November 30, 2003:

FUND                                     CAPITAL LOSSES     CURRENCY LOSSES
----                                     --------------     ---------------
Growth Fund                               $ 5,359,008           $      --
International Fund                                 --              38,157

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Atlantic Whitehall Funds Trust

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Atlantic Whitehall Funds Trust (the "Trust"), formerly known as Whitehall Funds Trust (comprising, respectively, of Growth Fund, Balanced Fund (formerly known as Growth and Income Fund), International Fund and Income Fund) as of November 30, 2003, and the related statements of operations, changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in financial statements. Our procedures included confirmation of securities owned as of November 30, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising Atlantic Whitehall Funds Trust at November 30, 2003, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                /S/ ERNST & YOUNG LLP

New York, New York
January 7, 2004

ATLANTIC WHITEHALL FUNDS TRUST
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION

For corporate shareholders, 52.83% of total ordinary income distributions paid during the fiscal year ended November 30, 2003 for the Balanced Fund qualifies for the corporate dividends received deduction.

For the fiscal year ended November 30, 2003 certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Balanced Fund intends to designate up to a maximum of $257,610 of the Fund's 01/01/03 to 11/30/03 distributions, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2003 Form 1099-DIV.

TRUSTEES AND EXECUTIVE OFFICERS

Information pertaining to the Trustees and executive officers* of Whitehall Funds Trust is set forth below. The statement of additional information (SAI) includes additional information about the Funds' Trustees and is available without charge, upon request, by calling (800) 994-2533.

                                                                                   NUMBER OF
                                                                                 PORTFOLIOS IN
                                     TERM OF OFFICE                               FUND COMPLEX
NAME, ADDRESS         POSITION(S)    AND LENGTH OF     PRINCIPAL OCCUPATION(S)      OVERSEEN        OTHER DIRECTORSHIPS
AND AGE             HELD WITH TRUST  TIME SERVED 1     DURING PAST FIVE YEARS      BY TRUSTEE       HELD BY TRUSTEE 2
-----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
------------------

Donald J. Herrema**     Trustee          Since         Chairman and Chief             Seven                    None
50 Rockefeller Plaza                  February 2003    Executive Officer of
15th Floor                                             Atlantic Trust, the
New York, NY 10020                                     Private Wealth Management
(50)                                                   Division of AMVESCAP PLC
                                                       since March 2001; Formerly
                                                       President and Chief
                                                       Executive Officer
                                                       (1998-2000) of The
                                                       Bessemer Group
                                                       Incorporated, The
                                                       Bessemer Trust Companies
                                                       and Bessemer Investor
                                                       Services, where he worked
                                                       from 1993 to 2000.
                                                       Trustee of Whittier
                                                       College, Whittier,
                                                       California.

INDEPENDENT TRUSTEES
--------------------

George H. Stewart      Trustee,          Since         Retired; Formerly, Vice        Seven                   None
50 Rockefeller Plaza Chairman of      November 1994    President and Treasurer,
15th Floor            the Board                        CIBA-GEIGY Corporation, the
New York, NY 10020    of Trustees                      U.S. subsidiary of
(70)                                                   CIBA-GEIGY Ltd., the Swiss
                                                       manufacturer of chemicals
                                                       and pharmaceuticals, from
                                                       January 1966 to December
                                                       1994.

Lynn S. Birdsong       Trustee           Since         Independent Investor and       Seven         Director of The Japan Fund, Inc.
50 Rockefeller Plaza                  February 2003    Consultant since April 2002.                 Director of The Hartford Mutual
15th Floor                                             Formerly Managing Director                   Funds, Inc. and The Hartford
New York, NY 10020                                     of Zurich Scudder                            Mutual Funds II, Inc.
(56)                                                   Investments, Inc. and                        (33 funds).
                                                       Scudder, Stevens & Clark,
                                                       Inc., where he worked from
                                                       January 1979 to April 2002.

ATLANTIC WHITEHALL FUNDS TRUST
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                                                   NUMBER OF
                                                                                 PORTFOLIOS IN
                                     TERM OF OFFICE                               FUND COMPLEX
NAME, ADDRESS         POSITION(S)    AND LENGTH OF     PRINCIPAL OCCUPATION(S)      OVERSEEN        OTHER DIRECTORSHIPS
AND AGE             HELD WITH TRUST  TIME SERVED 1     DURING PAST FIVE YEARS      BY TRUSTEE       HELD BY TRUSTEE 2
-----------------------------------------------------------------------------------------------------------------------
John R. Preston        Trustee           Since         Chief Financial Officer and    Seven                    None
50 Rockefeller Plaza                  February 2003    Executive Vice President
15th Floor                                             Ripplewood Holdings LLC
New York, NY 10020                                     (Private Equity); Senior
(55)                                                   Vice President of Vivendi
                                                       Universal (2001 - 2002);
                                                       Senior Vice President,
                                                       Treasury and Strategic
                                                       Planning from 1997 to 2000
                                                       of The Seagram Company Ltd,
                                                       where he worked from
                                                       1981-2001.

Pierre de St. Phalle    Trustee          Since         Managing Director and Chief    Seven         Director of ipValue Management
50 Rockefeller Plaza                 September 2000    Legal Officer, iFormation                    Inc., an intellectual property
15th Floor                                             Group, a joint venture                       value extraction company
New York, NY 10020                                     formed by The Boston                         wholly-owned by iFormation
(53)                                                   Consulting Group, Goldman                    Group; iFormation Group
                                                       Sachs and General Atlantic                   Management, Inc. and iFormation
                                                       Partners to build and                        Management Inc. (Europe)
                                                       accelerate new technology                    Limited, wholly-owned operating
                                                       enabled businesses in                        subsidiaries of iFormation
                                                       partnership with established                 Group.
                                                       market leaders, since
                                                       November 2000; Formerly,
                                                       Partner, Davis Polk &
                                                       Wardwell from January 1983
                                                       to October 2000.

Susan V. Machtiger      Trustee      Since June 2001   Independent Marketing          Seven                    None
50 Rockefeller Plaza                                   Consultant from October
New York, NY 10020                                     1999 to present; Formerly,
15th Floor                                             Senior Partner and
(44)                                                   Worldwide Strategic
                                                       Planning Director of J.
                                                       Walter Thompson, a full
                                                       service, global advertising
                                                       and communications agency,
                                                       from July 1995 to
                                                       September 1999.

Tracy L. Nixon          Trustee      Since June 2001   President and Chief            Seven                    None
50 Rockefeller Plaza                                   Executive Officer of King
15th Floor                                             Cross Corporation, an
New York, NY 10020                                     airport concessions
(39)                                                   business, from May 2000 to
                                                       present and Former Vice
                                                       President of Goldman Sachs
                                                       & Co., from July 1989 to
                                                       May 2000.

EXECUTIVE OFFICERS
------------------

Mark Santero           President         Since         Head of Product Development     N/A                      N/A
50 Rockefeller Plaza                  February 2003    at Atlantic Trust since
15th Floor                                             January 2003; Formerly,
New York, NY 10020                                     Senior Vice President and
(41)                                                   Director of the Alliance
                                                       Products Division of AIM
                                                       Distributors, Inc., an
                                                       affiliate of AMVESCAP
                                                       from January 2001 to
                                                       December 2002; and Senior
                                                       Vice President and
                                                       National Sales and
                                                       Marketing Manager of AIM
                                                       Institutional Marketing
                                                       Division from July 1991
                                                       to December 2000.

ATLANTIC WHITEHALL FUNDS TRUST
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                                                   NUMBER OF
                                                                                 PORTFOLIOS IN
                                     TERM OF OFFICE                               FUND COMPLEX
NAME, ADDRESS         POSITION(S)    AND LENGTH OF     PRINCIPAL OCCUPATION(S)      OVERSEEN        OTHER DIRECTORSHIPS
AND AGE             HELD WITH TRUST  TIME SERVED 1     DURING PAST FIVE YEARS      BY TRUSTEE       HELD BY TRUSTEE 2
-----------------------------------------------------------------------------------------------------------------------
John Bini             Treasurer          Since         Director of Finance at         N/A                      N/A
50 Rockefeller Plaza  and Chief       February 2003    Atlantic Trust since
15th Floor         Financial Officer                   October 2002; Formerly,
New York, NY 10020                                     Director of Finance of the
(37)                                                   Finance Group at Zurich
                                                       Scudder Investments, Inc./
                                                       Deutsche Asset Management.

Paul Elmlinger         Secretary         Since         General Counsel of Atlantic     N/A                      N/A
50 Rockefeller Plaza                  February 2003    Trust since May 2002;
15th Floor                                             Formerly, Managing Director
New York, NY 10020                                     of Zurich Scudder
(44)                                                   Investments, Inc., where he
                                                       worked from 1988 to 2002.

* The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.
** Mr. Herrema is an "interested" Trustee, as defined in the 1940 Act, by reason of his affiliation with Atlantic Trust.
1 Each Trustee holds office during the lifetime of the Trust or until he/she resigns or is removed from office in the manner provided by law or until his/her successor is duly chosen and qualified. The Trustees adopted a retirement policy providing for mandatory retirement as a Trustee of the Trust and from any and all committees on which he/she serves upon reaching the age of seventy-two years of age. The President, Treasurer and Secretary each hold office until their successors are chosen and qualified.
2 Includes all directorships of publicly held companies and all trusteeships. If the individual serves as a trustee/director for an investment company, the number of portfolios is indicated if there are more than two.

                       THIS PAGE LEFT INTENTIONALLY BLANK

                       THIS PAGE LEFT INTENTIONALLY BLANK

--------------------------------------------------------------------------------
    ATLANTIC WHITEHALL FUNDS TRUST

    An investment in shares of the Trust is neither insured nor guaranteed by the FDIC or the U.S. Government. Shares of the Trust are not deposits or obligations of, or guaranteed or endorsed by, Atlantic Trust Group, Inc., and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency, and may involve investment risk, including the possible loss of principal. The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The views contained herein are subject to change at any time based on market and other conditions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
--------------------------------------------------------------------------------

ATLANTIC WHITEHALL
FUNDS TRUST

BOARD OF TRUSTEES

 George H. Stewart, Chairman*

 Lynn S. Birdsong, Trustee*

 Pierre de St. Phalle, Trustee*

 Susan V. Machtiger, Trustee*

 Tracy L. Nixon, Trustee*

 John R. Preston, Trustee*

 Donald J. Herrema, Trustee


OFFICERS

 Mark Santero, President & Chief Executive Officer

 Robert B. Saccone, Vice President

 David Smith, Vice President

 John Bini, Treasurer & Chief Financial Officer

 Frank Chu, Assistant Treasurer

 Paul Elmlinger, Secretary

 Gabrielle Bailey, Assistant Secretary

*    Non Affiliated Trustee

INVESTMENT ADVISOR
------------------
Atlantic Trust Advisors, Inc.
50 Rockefeller Plaza
New York, NY 10020

ADMINISTRATOR
-------------
PFPC Inc.
4400 Computer Drive
Westborough, MA 01581

DISTRIBUTOR
-----------
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

CUSTODIAN
---------
State Street Bank and Trust Company
150 Newport Ave.
North Quincy, MA 02171

COUNSEL
-------
Morrison & Foerster LLP
2000 Pennsylvania Avenue, NW
Washington, D.C. 20006

INDEPENDENT AUDITORS
--------------------
Ernst & Young LLP
5 Times Square
New York, NY 10036

This report is for the information of the shareholders of Atlantic Whitehall Funds Trust. Its use in connection with any offering of the Trust's shares is authorized only in case of a concurrent or prior delivery of the Trust's current prospectus.

                   [LOGO OMITTED - ATLANTIC WHITEHALL FUNDS]

           50 Rockefeller Plaza, 15th Floor o New York, NY 10020-1605
                  800 994 2533 o www.atlanticwhitehallfunds.com

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that John Preston is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent" as defined by this Item 3.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.



ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) ATLANTIC WHITEHALL FUNDS TRUST
            -------------------------------------------------------------------

By (Signature and Title)*  /S/ MARK SANTERO
                         ------------------------------------------------------
                           Mark Santero, Chief Executive Officer
                           (principal executive officer)

Date                       JANUARY 26, 2004
     --------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /S/ MARK SANTERO
                         ------------------------------------------------------
                           Mark Santero, Chief Executive Officer
                           (principal executive officer)

Date                       JANUARY 26, 2004
     --------------------------------------------------------------------------

By (Signature and Title)*  /S/ JOHN BINI
                         -------------------------------------------------------
                           John Bini, Chief Financial Officer
                           (principal financial officer)

Date                       JANUARY 26, 2004
     --------------------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.